UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)          January 28, 2010

    PACIFIC PREMIER BANCORP, INC.

 (Exact name of registrant as specified in its charter)

 DELAWARE
0-22193
33-0743196

 (State or other jurisdiction of incorporation)
(Commission File Number)
(I.R.S. Employer Identification No.)

 1600 Sunflower Ave, Second Floor, Costa Mesa, CA
92626

 (Address of principal executive offices)
(Zip Code)

 Registrant’s telephone number, including area code   (714) 431-4000

    Not Applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 28, 2010, Pacific Premier Bancorp, Inc. (PPBI) issued a press release setting forth PPBI's fourth quarter and year to date 2009 financial results.
A copy of PPBI’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PPBI under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

99.1
Press Release dated January 28, 2010 with respect to the Registrant's financial results for the fourth quarter and year to date 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

 Dated:
January 28, 2010
By:
/s/ STEVEN R. GARDNER

Steven R. Gardner

President and Chief Executive Officer